UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: July 24, 2018

Function(x) Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware


(State or other jurisdiction of incorporation)
0-13803
33

(Commission File Number)

0637631
(I.R.S. Employer Identification Number)

45 West 89th Street, #4A
New York, New York
(Address of principal executive offices)


10024
(Zip Code)

(212) 231-0092
(Registrant's Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Principal Officers;
Election of Directors; Appointment of Certain Principal Officers;
Compensatory Arrangements of Certain Officers.

On July 24, 2018, the Board of Directors (the "Board") of Function(x) Inc. (the "Company") voted to reduce the number of directors to one, effective as of July 24, 2018. The sole director is Frank E. Barnes III.

Item 5.03 Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year.

On July 24, 2018, the Board approved a change in the Company's bylaws to reduce the minimum number of Board members to one, effective as of July 24, 2018. A copy of the amendment is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description
3.1 Amendment to Bylaws of Function(x) Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FUNCTION(X) INC.



Date: August 24, 2018

By:
/s/ Frank E. Barnes III


Name: Frank E Barnes III

Title: Chief Executive Officer